EXHIBIT 10.3

                       SECOND LOAN MODIFICATION AGREEMENT

     This Second Loan Modification Agreement (the "Agreement") is made and entered into this 27th day of February, 1997, effective August 1, 1996 (the "Effective Date"), by and among Eagle National Bank of Miami, a national banking association with its principal place of business at c/o Denise Ramirez, 1550 Biscayne Boulevard, Miami, Florida 33132-1488 ("Lender"), and HEICO Corporation, HEICO Aerospace Corporation, Jet Avion Corporation, Jet Avion Heat Treat Corporation, LPI Industries Corporation, and Aircraft Technology, Inc., each a Florida corporation (collectively the "Original Borrowers"), Trilectron Industries, Inc., a New York corporation, ATI Heat Treat Corporation, and HEICO Aviation Products Corp., each a Florida corporation (the "Additional Borrowers"; the Original Borrowers and the Additional Borrower are hereinafter collectively referred to as the "Borrowers" and individually, a "Borrower").

                               W I T N E S S E T H

     WHEREAS, on or about March 31, 1994 Lender and Original Borrowers entered into that certain Loan Agreement (the "Loan Agreement") pursuant to which Lender provided Borrowers a credit facility in the aggregate principal amount of One Million, Six Hundred Thousand Dollars ($1,600,000.00) (the "Credit Facility") for the purpose of making term loans to Borrowers for purchasing or refinancing equipment to be used in Borrowers' business operations; and

     WHEREAS, Original Borrowers requested and Lender agreed to a modification of the terms and conditions of the Loan Agreement, in accordance with the terms and conditions of that certain Loan Modification Agreement dated August 9, 1995 (the "First Modification Agreement"); and

     WHEREAS, Borrowers have requested and Lender has agreed to a modification of the terms and conditions of the Loan Agreement and the First Modification in accordance with the terms and conditions of this Agreement (this Agreement, the Loan Agreement, and the First Modification Agreement shall hereafter be referred to as the "Modified Agreement");

     NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth below and the sum of $10.00, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:

                                      TERMS

     1. REAFFIRMATION OF LOAN AGREEMENT. Except as modified hereby, all of the terms and conditions of the Loan Agreement and the First Modification Agreement, as well as all other documents and instruments executed and delivered by Borrowers to Lender in connection therewith, are hereby ratified, affirmed and approved in all respects and shall remain in full force and effect.

     2. DEFINITIONS. Unless otherwise defined all capitalized terms in this Agreement shall have the same meaning as in the Loan Agreement.

      3. THE CREDIT FACILITY. Lender agrees, pursuant to the terms of this Agreement, to extend the period of time the Credit Facility will be available to Borrowers (except that the Credit Facility will be available to certain Borrowers only when joined by a co-borrower as described in paragraph 4 below), to increase the aggregate principal amount extended thereunder, to modify the Credit Facility from a non-revolving line of credit to a revolving line of credit, and to modify the rate of interest charged on the Equipment Loans from Eagle National Bank's Prime Rate to the Wall Street Journal Prime Rate. Pursuant to the terms and conditions of the Modified Agreement, Lender shall make separate terms loans in U.S. Dollars to Borrower or Borrowers (as applicable) on a revolving basis in such amounts as Parent shall request, provided that the aggregate principal amounts extended under the Credit Facility shall not exceed $2,000,000.00. Each separate loan to a Borrower under this Agreement shall be referred to as an "Equipment Loan" and all such loans shall be collectively referred to as the "Equipment Loans." The Credit Facility shall be revolving. Thus, the Credit Facility shall be reduced by the amount of each Equipment Loan made only to the extent that such amounts remain outstanding and unpaid. Once said amounts have been repaid pursuant to the terms of the Equipment Loan(s) in question, said amounts shall once again be added to the Credit Facility. The Credit Facility shall be available for an additional period expiring on December 31, 1997 (the "Termination Date"). The terms for each Equipment Loan shall remain as set forth in the Loan Agreement, except to the extent modified by this Agreement.

     4. CO-BORROWER RELATIONSHIPS. Aircraft Technology, Inc. shall execute, as a co-borrower, the note or notes evidencing each separate loan made by Lender to ATI Heat Treat Corporation under the Modified Agreement. Parent shall execute, as a co-borrower, the note or notes evidencing each separate loan made by Lender to HEICO Aviation Products Corporation under the Modified Agreement.

     5. CREDIT FACILITY FEE. Borrowers agree to pay Lender a non-refundable credit facility fee in the amount of Six Thousand Four Hundred One and 27/100 Dollars ($6,401.27) upon the execution of this Agreement. The facility fee is paid to Lender as compensation for committing to make funds available to Borrowers under the Credit Facility, as set forth in paragraph 3 above, and is not paid as compensation for the Credit Facility or for any other purpose.

     6. COMMITMENT. Paragraph 1.1 of the Loan Agreement is hereby modified to read as follows:

     "1.1 The proceeds of each Equipment Loan shall be used exclusively for the purpose of purchasing equipment to be used in the applicable Borrower's business or to refinance existing equipment purchased not earlier than September 1, 1995 and used in the applicable Borrower's business."

     7. INTEREST RATE. Paragraph 1.3 of the Loan Agreement is hereby modified to read as follows:

     "1.3 Each Equipment Loan shall bear interest at a daily fluctuating rate per annum equal to the Wall Street Journal Prime Rate (computed on the actual number of days elapsed over a 360 day year, i.e., 1/360th of a full year's interest shall accrue for each day such Equipment Loan is outstanding) repayable in consecutive monthly installments of interest, commencing on the first day of the month immediately succeeding the month in which such Equipment Loan is made and continuing on the first day of each month thereafter, until such Equipment Loan is paid in full. The "Wall Street Journal Prime Rate" is a fluctuating rate of interest established and published by the Wall Street Journal from time to time. In the event the Wall Street Journal Prime Rate is no longer available, Lender will choose a new rate that is based on comparable information and will give Borrowers notice of this choice."

     8. FORM OF THE NOTE(S). Paragraph 1.8 of the Loan Agreement is hereby modified to read as follows:

     "1.8 Each Equipment Loan made by the Lender under the Modified Agreement shall be evidence by a promissory note of the applicable Borrower in substantially the form of Exhibit "A" attached to the Second Loan Modification (individually, the "Note" and collectively, the "Notes") and made a part hereof, with appropriate insertions, in the amount of such Equipment Loan, dated the borrowing date payable in installments to the order of the Lender in accordance with the terms of the Modified Loan Agreement."

     9. CONFLICT. The provisions of this Agreement shall control in the event of any conflict between it and any of the Loan Documents, except that the provisions of the Notes and security agreements (given pursuant to paragraph 2.3 of the Loan Agreement, the "Security Agreements") shall control in the event of any conflict between the Notes or the Security Agreements and this Agreement.

     10.TIME. Time is of the essence with respect to all matters set forth herein.

     11. WAIVER, MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the provisions of this Agreement shall not be valid unless in writing and signed by the parties hereto.

     12. WAIVER OF CLAIMS OR DEFENSES. Borrowers hereby covenant that they have no claims or defenses against Lender that could give rise to any defense, off-set or counterclaim in connection with the enforcement of the Loan Agreement, as modified hereby or any Equipment Loans.

     13. WAIVER OF JURY TRIAL. ALL PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, OR COUNTERCLAIM BASED UPON, OR ARISING OUT OF THIS AGREEMENT, THE EQUIPMENT LOANS, THE LOAN DOCUMENTS AND ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OR OMISSIONS OF EITHER PARTY. THIS PROVISION FOR WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT AND TO MAKE THE EQUIPMENT LOANS.

     14. FURTHER ASSURANCES. At all times following the date of this Agreement, Borrowers agree to execute and deliver, or to cause to be executed and delivered, such documents and to do, or cause to be done, such other acts and things as might be reasonably requested by Lender to effectuate the terms and provisions of this Agreement and the transactions contemplated herein to assure that the benefits of this Agreement are realized by the parties hereto.

     IN WITNESS WHEREOF, Borrowers (Parent and Subsidiaries) and Lender have hereunto caused these presents to be executed on this date first above written.

WITNESSES:                               LENDER:

                                          EAGLE NATIONAL BANK OF MIAMI, a
                                          National banking association

/s/LOURDES ESCARZA                        By: /s/ DENISE A. RAMIREZ
------------------                           ----------------------
Lourdes Escarza                           Name:  Denise A. Ramirez
/s/ANTOINETTE INFANTE                     Title: Vice President
---------------------
Antoinette Infante

WITNESSES:                               PARENT:

                                          HEICO CORPORATION, a Florida
                                          corporation

                                          By: /s/ THOMAS S. IRWIN
                                             -------------------
-----------------------                   Name:  Thomas S. Irwin
-----------------------                   Title:  EVP

                                          SUBSIDIARIES:

WITNESSES:                                JET AVION CORPORATION, a Florida
                                          corporation

-------------------                       By: /s/THOMAS S. IRWIN
                                             -------------------
-------------------                       Name:  Thomas S. Irwin
                                          Title:  Treasurer


WITNESSES:                                HEICO AEROSPACE CORPORATION, a
                                          Florida corporation

-------------------                       By: /s/THOMAS S. IRWIN
                                             -------------------
-------------------                       Name:  Thomas S. Irwin
                                          Title:  Treasurer

WITNESSES:                                JET AVION HEAT TREAT CORPORATION,
                                          a Florida corporation

-------------------                       By: /s/THOMAS S. IRWIN
                                             -------------------
-------------------                       Name:  Thomas S. Irwin
                                          Title:  Treasurer

WITNESSES:                                LPI INDUSTRIES CORPORATION, a
                                          Florida corporation

-------------------                       By: /s/THOMAS S. IRWIN
                                             -------------------
-------------------                       Name:  Thomas S. Irwin
                                          Title:  Treasurer

WITNESSES:                                AIRCRAFT TECHNOLOGY, INC., a
                                          Florida corporation

-------------------                       By: /s/THOMAS S. IRWIN
                                             -------------------
-------------------                       Name:  Thomas S. Irwin
                                          Title:  Treasurer

WITNESSES:                                TRILECTRON INDUSTRIES, INC., a New
                                          York corporation

-------------------                       By: /s/THOMAS S. IRWIN
                                             -------------------
-------------------                       Name:  Thomas S. Irwin
                                          Title:  Treasurer

WITNESSES:                                ATI HEAT TREAT CORPORATION, a
                                          Florida corporation

-------------------                       By: /s/THOMAS S. IRWIN
                                             --------------------
-------------------                       Name:  Thomas S. Irwin
                                          Title:  Treasurer

WITNESSES:                                HEICO AVIATION PRODUCTS CORPORATION,
                                          a Florida corporation

-------------------                       By: /s/THOMAS S. IRWIN
                                             -------------------
-------------------                       Name:  Thomas S. Irwin
                                          Title:  Treasurer

STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 7th day of MARCH, 1997 by DENISE RAMIREZ as VICE PRESIDENT of Eagle National Bank of Miami, who is PERSONALLY KNOWN to me or who has produced a Florida Driver's License as identification.

 /s/EARLYN G. BARTON          (signature of person taking
--------------------                      acknowledgment)
 Earlyn G. Barton             (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
-------------------           (serial number, if any)

STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as EVP of HEICO Corporation, who is PERSONALLY KNOWN to me or who has produced a _______________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)

NOTARY PUBLIC                 (title or rank)
----------------------        (serial number, if any)

STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as TREASURER of Jet Avion Corporation, who is PERSONALLY known to me or who has produced a __________________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
----------------------        (serial number, if any)


STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as TREASURER of HEICO Aerospace Corporation, who is PERSONALLY KNOWN to me or who has produced a ___________________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
----------------------        (serial number, if any)


STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as TREASURER of Jet Avion Heat Treat Corporation, who is PERSONALLY KNOWN to me or who has produced a_______________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
----------------------        (serial number, if any)

STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as TREASURER of LPI Industries Corporation, who is PERSONALLY KNOWN to me or who has produced a________________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
----------------------        (serial number, if any)


STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as TREASURER of Aircraft Technology, Inc., who is PERSONALLY KNOWN to me or who has produced a ____________________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
----------------------        (serial number, if any)


STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as TREASURER of Trilectron Industries, Inc., who is PERSONALLY KNOWN to me or who has produced a __________________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
----------------------        (serial number, if any)

STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as TREASURER of ATI Heat Treat Corporation, who is PERSONALLY KNOWN to me or who has produced a ____________________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
---------------------         (serial number, if any)


STATE OF FLORIDA  )
                    ) ss:
COUNTY OF DADE )

     The foregoing instrument was acknowledged before me this 27th day of FEBRUARY, 1997 by THOMAS S. IRWIN as TREASURER of HEICO Aviation Products Corporation, who is PERSONALLY KNOWN to me or who has produced a ______________________________ as identification.

 /s/GENEVIEVE A. YOUNG        (signature of person taking
----------------------                    acknowledgment)
 Genevieve A. Young           (name of officer taking acknowledgment,
                                          typed, printed or stamped)
NOTARY PUBLIC                 (title or rank)
----------------------        (serial number, if any)